UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2008

SPRING CREEK ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53082	39-2064705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, Room#1005, Fortune Int’l Building No. 17, North DaLiuShu Road Hai Dian District, Beijing 100081 People’s Republic of China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-106214-3561

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 28, 2008, the ordinary shares (the “Common Stock”) of Spring Creek Acquisition Corp. (the “Company”) and the warrants to purchase Common Stock at an exercise price of $5.00 per share (the “Warrants”) underlying the units (the “Units”) sold in the Company’s initial public offering began to trade separately on a voluntary basis. The symbols for the Common Stock, Warrants and Units are SCRQF, SCRWF, and SCRUF respectively. The Company’s press release, dated March 27, 2008, announcing the commencement of separate trading is included as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press release dated March 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2008	SPRING CREEK ACQUISITION CORP.

	By:	/s/ William Tsu-Cheng Yu
Name: William Tsu-Cheng Yu
Title: Chief Financial Officer